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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Burner, Terrence G. Linnert and Kenneth L. Wagner, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable Goodrich Corporation (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of debt securities to be issued by the Company in connection with the offer to exchange such Company debt securities for certain outstanding debt securities issued by Coltec Industries Inc., including power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Company) to Registration Statements on Form S-4, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 4th day of December, 2001.


        /s/ DAVID L. BURNER                         /s/ DIANE C. CREEL
-------------------------------------      -------------------------------------
         (David L. Burner)                           (Diane C. Creel)
 Chairman of the Board, President and                   Director
Chief Executive Officer, and Director
   (Principal Executive Officer)


    /s/ GEORGE A. DAVIDSON, JR.                 /s/ HARRIS E. DELOACH, JR.
-------------------------------------      -------------------------------------
     (George A. Davidson, Jr.)                   (Harris E. DeLoach, Jr.)
             Director                                    Director


       /s/ James J. Glasser                       /s/ William R. Holland
-------------------------------------      -------------------------------------
        (James J. Glasser)                         (William R. Holland)
             Director                                    Director


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     /s/ Robert D. Koney, Jr.                      /s/ Douglas E. Olesen
-------------------------------------      -------------------------------------
      (Robert D. Koney, Jr.)                        (Douglas E. Olesen)
   Vice President and Controller                         Director
  (Principal Accounting Officer)


     /s/ Richard de J. Osborne                   /s/ Alfred M. Rankin, Jr.
-------------------------------------      -------------------------------------
      (Richard de J. Osborne)                     (Alfred M. Rankin, Jr.)
             Director                                    Director


        /s/ Ulrich Schmidt                          /s/ James R. Wilson
-------------------------------------      -------------------------------------
         (Ulrich Schmidt)                            (James R. Wilson)
  Senior Vice President and Chief                        Director
         Financial Officer
   (Principal Financial Officer)


                               /s/ A. Thomas Young
                -------------------------------------------------
                                (A. Thomas Young)
                                    Director